Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
21. Subsequent Events
     Line of credit extension On January 24, 2011, we provided notice to KeyBank National Association, as administrative agent, of our desire to extend the $1.15 billion unsecured line of credit arrangement with a consortium of sixteen banks. Under the terms of the loan agreement, we have the right to extend the revolving line of credit for one year if we are in compliance with all covenants and pay an extension fee of $1,725,000. As a result of the extension, the line of credit will now expire on August 6, 2012. Please see Note 9 for additional information regarding the line of credit.
     Benchmark Senior Living On February 15, 2011, we signed definitive agreements to form an $890 million partnership with Benchmark Senior Living, which will include 34 senior housing communities. Benchmark is a senior housing operator in New England and will become the largest operator in our portfolio by investment balance. This investment is structured as a RIDEA partnership owned 95% by us and 5% by Benchmark. Benchmark will continue to provide management services to the communities under an incentive-based management contract.